Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2011 — Quarter 4
Note: amounts are in thousands, except per share amounts
Fourth quarter (Q4), ended April 29, 2011, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
		% of		% of
	Q4 2011	sales	Q4 2010	sales	Q4 2011	Q4 2010	Q4 2011	Q4 2010
Net sales	$418,700		$442,654		$338,075	$362,855	$80,625	$79,799

Cost of sales	128,548	30.7%	133,621	30.2%	25.0%	23.6%	54.6%	60.0%
Operating wages	133,730	31.9%	152,137	34.3%	37.6%	39.6%	8.1%	10.5%
Other operating	65,141	15.6%	68,324	15.5%	17.9%	17.8%	5.6%	4.9%
S,G&A	42,784	10.2%	39,382	8.9%	8.0%	7.4%	19.5%	15.8%
Depr. & amort.	20,687	5.0%	21,215	4.8%	5.4%	5.1%	3.1%	3.2%

Operating income	27,810	6.6%	27,975	6.3%	6.1%	6.5%	9.1%	5.6%

Interest	2,067	0.5%	2,300	0.5%

Pre-tax income	25,743	6.1%	25,675	5.8%

Income Taxes	7,385	1.7%	4,911	1.1%

Net Income	$18,358	4.4%	$20,764	4.7%

EPS — basic	$0.61		$0.68
EPS — diluted	$0.60		$0.68

Dividends paid per share	$0.20		$0.18

Weighted average shares outstanding:

Basic	30,284		30,436
Dilutive stock options	108		130

Diluted	30,392		30,566

Shares outstanding at quarter end	30,229		30,372
Income taxes, as a percentage of pre-tax income, were 28.7% vs.19.1%

Fiscal Year (FY), ended April 29, 2011, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
		% of		% of
	FY 2011	sales	FY 2010	sales	FY 2011	FY 2010	FY 2011	FY 2010
Net sales	$1,676,906		$1,726,804		$1,356,933	$1,411,092	$319,973	$315,712

Cost of sales	509,849	30.4%	516,667	29.9%	24.7%	24.2%	54.7%	55.4%
Operating wages	559,193	33.3%	599,664	34.7%	38.8%	39.8%	10.2%	12.2%
Other operating	270,694	16.1%	276,521	16.0%	18.8%	18.4%	5.1%	5.3%
S,G&A	165,482	9.9%	143,550	8.3%	7.5%	6.3%	19.7%	17.4%
Depr. & amort.	83,148	5.0%	83,988	4.9%	5.4%	5.3%	3.2%	3.0%

Operating income	88,540	5.3%	106,414	6.2%	4.8%	6.0%	7.1%	6.7%

Interest	8,867	0.5%	10,088	0.6%

Pre-tax income	79,673	4.8%	96,326	5.6%

Income Taxes	25,510	1.6%	25,998	1.5%

Net Income	$54,163	3.2%	$70,328	4.1%

EPS — basic	$1.79		$2.29
EPS — diluted	$1.78		$2.28

Dividends paid per share	$0.78		$0.68

Weighted average shares outstanding:

Basic	30,332		30,775
Dilutive stock options	90		115

Diluted	30,422		30,890

Shares outstanding at quarter end	30,229		30,372
Income taxes, as a percentage of pre-tax income, were 32.0% vs.27.0%
Fiscal 2011 — Quarter 4 p 2

Consolidated Q4 Review:
•	Net sales decreased 5.4% ($418.7 million vs. $442.7 million).

•	Operating income decreased 0.6% ($27.8 million vs. $28.0 million).

•	Pre-tax income increased 0.3% ($25.7 million vs. $25.7 million).

•	Effective tax rate was 28.7% compared to 19.1%.

•	Net income decreased 11.6% ($18.4 million vs. $20.8 million).

•	Diluted EPS was $0.60 vs. $0.68.
Fiscal 2011 — Quarter 4 p 3

Restaurant Q4 Review:
•	Overall restaurant sales decreased 6.8% ($338.1 million vs. $362.9 million).
•	Nominal same-store sales increased 1.2% at Bob Evans Restaurants and decreased 1.3% at Mimi’s.
•	Operating income decreased 13.0% ($20.5 million vs. $23.5 million).
•	Operating margin was 6.1% compared to 6.5%.
•	Restaurants in operation at quarter end were: 563 Bob Evans Restaurants and 145 Mimi’s. 569 Bob Evans Restaurants and 146 Mimi’s were in operation a year ago.
•	Restaurant openings, by quarter:
Bob Evans Restaurants:

	Beginning							Ending
Fiscal Year	Total	Q1	Q2	Q3	Q4	Full Year	Closings	Total

2011	569	—	—	—	2	2	8	563
2010	570	—	—	—	—	—	1	569
2009	571	—	—	—	1	1	2	570
2008	579	—	—	1	1	2	10	571
2007	587	4	1	3	2	10	18	579
Mimi’s Cafes:

	Beginning							Ending
Fiscal Year	Total	Q1	Q2	Q3	Q4	Full Year	Closings	Total

2011	146	—	—	—	—	—	1	145
2010	144	—	1	1	—	2	—	146
2009	132	3	4	2	3	12	—	144
2008	115	1	2	8	6	17	—	132
2007	102	2	1	3	7	13	—	115
Consolidated Restaurants:

	Beginning							Ending
Fiscal Year	Total	Q1	Q2	Q3	Q4	Full Year	Closings	Total

2011	715	—	—	—	2	2	9	708
2010	714	—	1	1	—	2	1	715
2009	703	3	4	2	4	13	2	714
2008	694	1	2	9	7	19	10	703
2007	689	6	2	6	9	23	18	694
Fiscal 2011 — Quarter 4 p 4

•	Projected rebuilt restaurant openings, by quarter:

Fiscal Year	Q1	Q2	Q3	Q4	Full Year

2011	—	—	1	1	2
2010	1	1	—	—	2
2009	1	3	—	—	4
2008	2	2	1	3	8
2007	1	1	1	1	4
•	Bob Evans Restaurants same-store sales analysis (24-month core; 556 restaurants):

	Fiscal 2011			Fiscal 2010			Fiscal 2009
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(3.5)	1.8	(5.3)	(2.8)	2.7	(5.5)	4.4	2.8	1.6
June	(3.1)	2.0	(5.1)	(2.5)	2.2	(4.7)	0.9	2.9	(2.0)
July	(3.7)	2.0	(5.7)	(3.7)	2.3	(6.0)	1.1	2.9	(1.8)

Q1	(3.5)	1.9	(5.4)	(3.0)	2.4	(5.4)	2.0	2.9	(0.9)

August	(1.8)	2.0	(3.8)	(3.0)	2.3	(5.3)	(0.6)	2.9	(3.5)
September	(0.6)	1.8	(2.4)	(3.5)	2.4	(5.9)	0.1	2.9	(2.8)
October	(0.5)	1.8	(2.3)	(2.0)	2.4	(4.4)	(0.9)	2.9	(3.8)

Q2	(0.9)	1.9	(2.8)	(2.8)	2.3	(5.1)	(0.5)	2.9	(3.4)

November	6.1	1.9	4.2	(5.0)	0.7	(5.7)	(3.1)	3.5	(6.6)
December	(5.0)	1.9	(6.9)	(3.5)	0.7	(4.2)	3.8	3.2	0.6
January	(1.7)	1.4	(3.1)	(4.2)	1.3	(5.5)	(5.7)	3.0	(8.7)

Q3	(0.5)	1.8	(2.3)	(4.2)	0.9	(5.1)	(1.3)	3.3	(4.6)

February	3.2	1.0	2.2	(7.3)	1.9	(9.2)	(1.5)	3.2	(4.7)
March	(0.9)	1.0	(1.9)	(0.4)	1.9	(2.3)	(1.9)	3.2	(5.1)
April	1.3	1.0	0.3	(4.6)	1.9	(6.5)	(1.6)	3.2	(4.8)

Q4	1.2	1.0	0.2	(4.1)	1.9	(6.0)	(1.6)	3.2	(4.8)

Fiscal year	(1.0)	1.7	(2.7)	(3.5)	1.9	(5.4)	(0.3)	3.1	(3.4)
Fiscal 2011 — Quarter 4 p 5

•	Mimi’s Cafe same-store sales analysis (24-month core;131 restaurants):

	Fiscal 2011			Fiscal 2010			Fiscal 2009
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(8.4)	2.4	(10.8)	(6.9)	2.4	(9.3)	(5.0)	2.6	(7.6)
June	(8.2)	2.7	(10.9)	(5.0)	2.3	(7.3)	(6.0)	2.7	(8.7)
July	(6.5)	2.7	(9.2)	(7.2)	2.3	(9.5)	(8.1)	2.7	(10.8)

Q1	(7.6)	2.6	(10.2)	(6.4)	2.3	(8.7)	(6.5)	2.7	(9.2)

August	(6.2)	2.7	(8.9)	(5.2)	2.2	(7.4)	(7.2)	2.7	(9.9)
September	(4.8)	2.7	(7.5)	(8.1)	2.2	(10.3)	(8.2)	2.7	(10.9)
October	(5.8)	2.2	(8.0)	(7.2)	2.2	(9.4)	(9.3)	2.8	(12.1)

Q2	(5.6)	2.6	(8.2)	(6.8)	2.2	(9.0)	(8.3)	2.7	(11.0)

November	0.8	2.3	(1.5)	(8.1)	2.2	(10.3)	(10.4)	3.0	(13.4)
December	(4.1)	2.3	(6.4)	(8.9)	2.2	(11.1)	(2.0)	2.8	(4.8)
January	(6.0)	1.7	(7.7)	(7.7)	2.2	(9.9)	(9.6)	2.2	(11.8)

Q3	(3.2)	2.1	(5.3)	(8.3)	2.2	(10.5)	(6.8)	2.7	(9.5)

February	(1.3)	1.7	(3.0)	(7.9)	2.3	(10.2)	(7.9)	2.2	(10.1)
March	(2.0)	5.7	(7.7)	(5.5)	2.3	(7.8)	(7.2)	1.2	(8.4)
April	(0.8)	5.7	(6.5)	(7.9)	2.3	(10.2)	(6.4)	1.2	(7.6)

Q4	(1.3)	4.5	(5.8)	(7.1)	2.3	(9.4)	(7.1)	1.5	(8.6)

Fiscal year	(4.5)	2.9	(7.4)	(7.2)	2.2	(9.4)	(7.2)	2.4	(9.6)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s

Average annual store sales ($) — FY11	$1,723,000	$2,679,000

Q4 FY 2011 day part mix (%):
Breakfast	33%	22%
Lunch	37%	40%
Dinner	30%	38%

Q4 FY 2011 check average ($)	$8.58	$11.71
•	Quarterly restaurant sales by concept:

	Q4 2011	YTD 2011	Q4 2010	YTD 2010

Bob Evans Restaurants	$241,307	$976,666	$257,130	$1,005,094
Mimi’s Cafes	96,768	380,267	105,725	405,998

Total	$338,075	$1,356,933	$362,855	$1,411,092
Fiscal 2011 — Quarter 4 p 6

Food Products Q4 Review:
•	Net sales increased 1.0% ($80.6 million vs. $79.8 million).
•	Comparable pounds sold decreased 6%.
•	Operating income increased $2.9 million ($7.3 million vs. $4.4 million).
•	Operating margin was 9.1% compared to 5.6%.
•	Average sow cost increased 5.6% ($59.05 per cwt vs. $55.91 per cwt).
•	Historical sow cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	YTD

2011	$59.52	$60.47	$51.16	$59.05	$57.17
2010	$43.24	$32.88	$40.14	$55.91	$42.18
2009	$28.69	$51.19	$49.03	$50.65	$44.93
2008	$41.53	$40.29	$30.81	$27.48	$34.79
•	Comparable pounds sold review:

Fiscal Year	Q1	Q2	Q3	Q4	YTD

2011	-2%	-16%	-9%	-6%	-8%
2010	-3%	10%	20%	4%	7%
2009	13%	11%	-6%	3%	6%
2008	4%	2%	8%	5%	5%
•	Net sales review (dollars in thousands):

	Q4 2011	YTD 2011	Q4 2010	YTD 2010
Gross sales	$90,432	$362,778	$96,600	$389,732

Less: promotions	(9,075)	(39,871)	(15,450)	(70,533)

Less: returns and slotting	(732)	(2,934)	(1,351)	(3,487)

Net sales	$80,625	$319,973	$79,799	$315,712
Fiscal 2011 — Quarter 4 p 7

Balance Sheet Summary:

(in thousands)	Apr. 29, 2011	Apr. 30, 2010

Cash and equivalents	$57,730	$17,535
Other current assets	61,875	59,121
Net property, plant and equipment	900,878	961,974
Goodwill and other intangible assets	42,264	43,084
Other non-current assets	31,574	27,175

Total assets	$1,094,321	$1,108,889

Current portion of long-term debt	$13,571	$26,905
Line of credit	—	14,000
Other current liabilities	157,541	152,283
Long-term debt	135,716	149,287
Other long-term liabilities	123,383	128,257
Stockholders’ equity	664,110	638,157

Total liabilities and equity	$1,094,321	$1,108,889
Fiscal 2011 — Quarter 4 p 8